                                                                   EXHIBIT 10.21


                            BEVERLY ENTERPRISES, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
















                         EFFECTIVE AS OF JANUARY 1, 1998




                                TABLE OF CONTENTS


ARTICLE I PURPOSE AND ESTABLISHMENT..........................................................................     1

1.1    PURPOSE...............................................................................................     1

ARTICLE II DEFINITIONS.......................................................................................     1

2.1    "AFFILIATE"...........................................................................................     1
2.2    "BENEFICIARY".........................................................................................     1
2.3    "BOARD"...............................................................................................     2
2.4    "CHANGE OF CONTROL"...................................................................................     2
2.5    "CODE"................................................................................................     3
2.6    "COMMENCEMENT DATE"...................................................................................     3
2.7    "COMMITTEE"...........................................................................................     3
2.8    "COMPENSATION"........................................................................................     3
2.9    "DISABILITY"..........................................................................................     4
2.10   "EARLY RETIREMENT BENEFIT"............................................................................     4
2.11   "EFFECTIVE DATE"......................................................................................     4
2.12   "EMPLOYER"............................................................................................     4
2.13   "ERISA"...............................................................................................     4
2.14   "FINAL AVERAGE COMPENSATION"..........................................................................     4
2.15   "NORMAL RETIREMENT BENEFIT"...........................................................................     5
2.16   "NORMAL RETIREMENT DATE"..............................................................................     5
2.17   "PARTICIPANT".........................................................................................     5
2.18   "PLAN"................................................................................................     5
2.19   "PLAN YEAR"...........................................................................................     5
2.20   "RETIREMENT BENEFIT"..................................................................................     5
2.21   "YEAR OF SERVICE".....................................................................................     5

ARTICLE III ELIGIBILITY, PARTICIPATION AND VESTING...........................................................     5

3.1    ELIGIBILITY...........................................................................................     5
3.2    PARTICIPATION.........................................................................................     6
3.3    VESTING...............................................................................................     6

ARTICLE IV AMOUNT AND PAYMENT OF RETIREMENT BENEFIT..........................................................     6

4.1    AMOUNT OF NORMAL RETIREMENT BENEFIT...................................................................     6
4.2    AMOUNT OF EARLY RETIREMENT BENEFIT....................................................................     7
4.3    PAYMENT OF RETIREMENT BENEFIT.........................................................................     7
4.4    WITHHOLDING AND PAYROLL TAXES.........................................................................     8
4.5    PAYMENT DUE AN INCOMPETENT............................................................................     8

ARTICLE V DESIGNATION OF BENEFICIARY.........................................................................     9

5.1    BENEFICIARY DESIGNATION...............................................................................     9
5.2    CHANGE OF BENEFICIARY.................................................................................     9
5.3    NO DESIGNATED BENEFICIARY.............................................................................     9
5.4    DOUBT AS TO BENEFICIARY...............................................................................    10

ARTICLE VI APPEALS PROCEDURE AND ARBITRATION.................................................................    10

6.1    CLAIMS AND APPEAL PROCEDURE...........................................................................    10
6.2    BINDING ARBITRATION...................................................................................    11



ARTICLE VII UNFUNDED NATURE OF PLAN..........................................................................    11

7.1    THE PLAN IS UNFUNDED..................................................................................    11
7.2    EMPLOYER'S RIGHT TO ESTABLISH TRUST FUND..............................................................    12

ARTICLE VIII ADMINISTRATION; AMENDMENTS AND TERMINATION; RIGHTS AGAINST
            THE EMPLOYER.....................................................................................    12

8.1    ADMINISTRATION........................................................................................    12
8.2    LIABILITY OF COMMITTEE; INDEMNIFICATION...............................................................    12
8.3    AMENDMENT AND/OR TERMINATION..........................................................................    13
8.4    RIGHTS AGAINST THE EMPLOYER...........................................................................    13
8.5    EXPENSES..............................................................................................    13

ARTICLE IX GENERAL AND MISCELLANEOUS.........................................................................    14

9.1    SPENDTHRIFT CLAUSE....................................................................................    14
9.2    SEVERABILITY..........................................................................................    14
9.3    CONSTRUCTION..........................................................................................    14
9.4    GOVERNING LAW.........................................................................................    14
9.5    SEPARATENESS OF PLAN..................................................................................    15
9.6    DISCLAIMER............................................................................................    15
9.7    RELEASE...............................................................................................    15
9.8    SUCCESSORS AND ASSIGNS................................................................................    15


                            BEVERLY ENTERPRISES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



                                    ARTICLE I
                            PURPOSE AND ESTABLISHMENT


1.1      PURPOSE

         Effective as of January 1, 1998, Beverly Enterprises, Inc., hereby establishes the "Beverly Enterprises, Inc. Supplemental Executive Retirement Plan," an unfunded plan "maintained by the employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees," within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. This Plan is intended to constitute a "nonqualified deferred compensation plan" for purposes of Section 3121(v)(2) of the Code as well as 4 U.S.C. ss. 114.

                                   ARTICLE II
                                   DEFINITIONS



2.1      "AFFILIATE"

         "Affiliate" means (a) a corporation, trade or business that, together with any Employer, is a member of a controlled group of corporations or an affiliated service group or under common control (within the meaning of section 414(b), (c) or (m) of the Code), but only for the period during which such other entity is so affiliated with any Employer, and (b) any other entity required to be aggregated with any Employer pursuant to Department of Treasury regulations under section 414(o) of the Code.

2.2      "BENEFICIARY"

         "Beneficiary" means one or more persons, trusts, estates or other entities designated or deemed to have been designated in accordance with Article V of this Plan, that are entitled to receive benefits under this Plan in the event of the Participant's death.

2.3      "BOARD"

         "Board" means the Board of Directors of Beverly Enterprises, Inc.

2.4      "CHANGE OF CONTROL"

         Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

         (a) Any person, corporation or other entity or group, including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), becomes the beneficial owner of Shares having 30% or more of the total number of votes that may be cast for the election of directors of Beverly Enterprises, Inc. (the "Company"); or

         (b) As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets; or

         (c) If at any time (i) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (ii) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (iii) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or (iv) the Company shall sell or otherwise transfer 50% or more of the assets or earnings power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons; provided, however, that notwithstanding anything to the contrary set forth above, a Change in Control shall not include any transfer to a consolidated subsidiary, reorganization, spin-off, split-up, distribution, or other similar or related transaction(s) or any combination of the foregoing in which the core business and assets of the Company and its subsidiaries (taken as a whole) are transferred to another entity ("Controlled") with respect to which (1) the majority of the Board of Directors of the Company (as constituted immediately prior to such transaction(s) also serve as directors of Controlled and immediately after such transaction(s) constitute a majority of Controlled's board of directors, and (2) more than 70% of the shareholders of the Company (immediately prior to such transaction(s)) become shareholders or other owners of Controlled and immediately after the transaction(s) control more than 70% of the ownership and voting rights of Controlled.

2.5      "CODE"

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.6      "COMMENCEMENT DATE"

         "Commencement Date" means the date on which a Participant or, if applicable, a Beneficiary, begins to receive payments under the Plan.

2.7      "COMMITTEE"

         "Committee" means the Compensation Committee of the Board, or any such other committee designated by the Board.

2.8      "COMPENSATION"

         "Compensation" means the annual base salary, excluding bonus, commissions, overtime, employee benefits, relocation allowance, incentive payments, directors fees and other special payments or fees, paid to a Participant by any Employer for employment services rendered to any

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

Employer, but before reduction for compensation deferred pursuant to all qualified, non-qualified and Code Section 125 plans of any Employer. "Compensation" shall not include any tax gross- up payments, whether made in connection with an employee benefit plan or otherwise.

2.9      "DISABILITY"

         "Disability" means or refers to a disability that the Committee has found would qualify the Participant (upon the expiration of any applicable waiting period) for payment of benefits under the Employer's long-term disability income plan. If the Employer does not continue to maintain a long-term disability income plan, "Disability" shall mean any physical or mental disability that the Committee determines, in its sole discretion, to be total and permanent.

2.10     "EARLY RETIREMENT BENEFIT"

         "Early Retirement Benefit" means the monthly Retirement Benefit calculated as described in Section 4.2 of this Plan.

2.11     "EFFECTIVE DATE"

         "Effective Date" means the effective date of this Plan, which is January 1, 1998.

2.12     "EMPLOYER"

         "Employer" means Beverly Enterprises, Inc. and any Affiliate that has adopted this Plan with the approval of Beverly Enterprises, Inc.

2.13     "ERISA"

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.14     "FINAL AVERAGE COMPENSATION"

         "Final Average Compensation" means the average of the Compensation paid to a Participant during the three (3) consecutive full Plan Years immediately preceding (and, if a full Plan Year, including) the Plan Year in which the Participant retires, dies, or becomes Disabled. For purposes of computing Final Average Compensation, Compensation in excess of $1,000,000 in any year shall be disregarded.

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

2.15     "NORMAL RETIREMENT BENEFIT"

         "Normal Retirement Benefit" means the monthly Retirement Benefit calculated as described in Section 4.1 of this Plan.

2.16     "NORMAL RETIREMENT DATE"

         "Normal Retirement Date" means the date on which the Participant attains age 65.

2.17     "PARTICIPANT"

         "Participant" means an employee or former employee of the Employer who has satisfied the requirements of Section 3.2 of this Plan.

2.18     "PLAN"

         "Plan" means the Beverly Enterprises, Inc. Supplemental Executive Retirement Plan, as set forth in this document, and as it may be amended from time to time.

2.19     "PLAN YEAR"

         "Plan Year" means the twelve (12) consecutive month period commencing on each January 1st and ending on each December 31.

2.20     "RETIREMENT BENEFIT"

         "Retirement Benefit" means the monthly benefit payable to a Participant under this Plan.

2.21     "YEAR OF SERVICE"

         "Year of Service" means each full twelve (12) consecutive month period that a Participant has been employed by an Employer, commencing with the Participant's date of hire (and, if rehired, recommencing on his date of rehire).



                                   ARTICLE III
                     ELIGIBILITY, PARTICIPATION AND VESTING


3.1      ELIGIBILITY

         Participation in the Plan shall be limited to a select group of management and highly compensated employees of the Employer. From that group, the Committee shall select from time

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to time, in its sole discretion, employees to participate in the Plan. The
Committee also has the authority to terminate an employee's participation in the Plan at any time.

3.2      PARTICIPATION

         An eligible employee shall become a Participant hereunder on the date as of which both of the following conditions have been satisfied: (a) the Committee determines in its sole discretion that he shall be a Participant and
(b) he delivers to the Committee such properly completed enrollment and/or beneficiary designation forms as the Committee may require. The Committee may, in its absolute discretion, from time to time select individuals for or delete individuals from participation in the Plan.

3.3      VESTING

         A Participant shall have a vested and nonforfeitable interest in the Participant's Retirement Benefit upon (a) completing at least two (2) Years of Service after the Effective Date; (b) attaining age 60; and (c) completing fifteen (15) Years of Service. The fifteen (15) Years of Service requirement may be waived for those Participants specified by the Committee in its sole discretion, but only upon such Participants' attaining age 65. In addition, in the event of a Change in Control, or a Participant's death or Disability, the Participant shall be fully vested in the Participant's Retirement Benefit.

         The Committee may, in its sole discretion, modify these vesting requirements or accelerate the vesting of the Retirement Benefit of any or all Participants. If a Participant terminates employment with all Employers prior to vesting in his Retirement Benefit, as provided above, he shall forfeit all of his interest hereunder.



                                   ARTICLE IV
                    AMOUNT AND PAYMENT OF RETIREMENT BENEFIT


4.1      AMOUNT OF NORMAL RETIREMENT BENEFIT

         A Participant's Normal Retirement Benefit shall be one-twelfth (1/12) of the product of a) .50 and b) the Participant's Final Average Compensation. A Normal Retirement Benefit is only


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

payable upon the Participant (i) attaining age 65 while still actively employed by an Employer, and (ii) satisfying the vesting requirements of Section 3.3.

4.2      AMOUNT OF EARLY RETIREMENT BENEFIT

         (a) If a Participant retires on or after age 60 but before Normal Retirement Age and he is vested in his Retirement Benefit, he may elect to receive an Early Retirement Benefit. If the Early Retirement Benefit is elected, a Participant is not eligible for the Normal Retirement Benefit. A Participant's Early Retirement Benefit shall be equal to the Participant's Normal Retirement Benefit reduced by 5% for each year retirement occurs before age 65, as indicated below:


         Age at Retirement                  Early Retirement Benefit
         -----------------                  ------------------------
         64                                 Normal Retirement Benefit reduced by 5%

         63                                 Normal Retirement Benefit reduced by 10%

         62                                 Normal Retirement Benefit reduced by 15%

         61                                 Normal Retirement Benefit reduced by 20%

         60                                 Normal Retirement Benefit reduced by 25%


         (b) If a Participant terminates employment prior to age 60, he is not entitled to an Early Retirement Benefit (or to any benefit hereunder) unless he becomes vested by virtue of death, Disability, or a Change in Control. In the event of vesting prior to age 60 due to death, Disability, or a Change in Control, a Participant (or, in the event of his death, his Beneficiary) may elect to receive an Early Retirement Benefit commencing in the calendar year following his termination of employment or at any time thereafter, but the amount of such Early Retirement Benefit shall be equal to the age 60 Early Retirement Benefit specified in (a) above, reduced by an additional 5% for each year prior to age 60 that the benefit commences.

4.3      PAYMENT OF RETIREMENT BENEFIT

         A Participant's Retirement Benefit shall be paid for 180 months. Unless the Participant or his Beneficiary elects a later date, the Commencement Date shall be as of the first day of January in the calendar year immediately following the calendar year in which the Participant retires, dies or becomes Disabled, or as soon thereafter as is administratively practicable. However, if a

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

Participant vests due to death, Disability, or a Change in Control, his Commencement Date shall be delayed until age 60 unless he affirmatively elects otherwise pursuant to Section 4.2(b). However, in no event may a Retirement Benefit commence prior to the calendar year immediately following the calendar year of a Participant's termination of employment. If a Participant dies before the Commencement Date, the 180 payments shall be made to his designated Beneficiary. If a Participant dies after the Commencement Date, but before 180 payments have been made, the remainder of the payments shall be made to his designated Beneficiary.

4.4      WITHHOLDING AND PAYROLL TAXES

         All amounts payable hereunder to any Participant or Beneficiary shall be reduced by any and all federal, state and local taxes imposed upon the Participant or Beneficiary that are required to be paid or withheld by the Employer, as determined in the sole discretion of the Employer. Employment taxes with respect to amounts credited hereunder shall be payable in accordance with
Section 3121(v)(2) of the Code and may be withheld from a Participant's Compensation if due prior to the time of a distribution hereunder.

4.5      PAYMENT DUE AN INCOMPETENT

         If the Committee receives evidence that a Participant or Beneficiary entitled to receive any payment under the Plan is physically or mentally incompetent to receive such payment, the Committee may, in its sole discretion, direct the payment to any other person or trust which has been legally appointed by a court of competent jurisdiction or, in the event that no such person has been appointed, to any person whom the Committee, in its sole discretion, determines to be responsible for the care of the Participant or Beneficiary. Payment to any person or trust in accordance with this Section will fully discharge the obligations of the Plan and the Employer to such Participant or Beneficiary.



                                    ARTICLE V
                           DESIGNATION OF BENEFICIARY


5.1      BENEFICIARY DESIGNATION

         Each Participant shall have the right to designate his Beneficiary (both primary as well as contingent) to receive any benefits payable under the Plan to a Beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of the Employer in which the Participant participates. A Participant shall make any designation of Beneficiary or Beneficiaries by completing and signing the applicable form and returning it to the Committee or its designated agent. If the Participant names someone other than his spouse as a Beneficiary, a spousal consent, if required by the Committee, must be signed by that Participant's spouse on a form designated by the Committee and returned to the Committee.

5.2      CHANGE OF BENEFICIARY

         A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the required form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary designation filed with the Committee prior to the Participant's death.

5.3      NO DESIGNATED BENEFICIARY

         If a Participant fails to designate a Beneficiary as provided in
Section 5.1 above or if all designated Beneficiaries predecease the Participant or die prior to the complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

5.4      DOUBT AS TO BENEFICIARY

         If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, before a Change in Control, to withhold such payments until this matter is resolved to the Committee's satisfaction.


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

                                   ARTICLE VI
                        APPEALS PROCEDURE AND ARBITRATION

6.1      CLAIMS AND APPEAL PROCEDURE

         Any Participant or Beneficiary of a deceased Participant (a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

         The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing of its determination. If the Committee requires additional information, the Committee shall request such information from the Claimant.

         Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. The Committee shall render a written decision on review within a reasonable period of time after receipt of the Claimant's appeal.

         A Claimant's compliance with the foregoing provisions of this Section
6.1 is a mandatory prerequisite to a Claimant's right to commence any other action (as described below in Section 6.2) with respect to any claim for benefits under this Plan.

6.2      BINDING ARBITRATION

         A claimant may contest the Committee's denial of his appeal only by submitting the matter to binding arbitration before a single arbitrator agreed to by the Claimant and the Committee. Any arbitration shall be held in Fort Smith, Arkansas, unless otherwise agreed to by the Committee and the Claimant. The arbitration shall be conducted pursuant to the Commercial

Arbitration Rules of the American Arbitration Association. The arbitrator's authority shall be limited to the affirmance or reversal of the Committee's denial of the appeal, and the arbitrator shall have no power to alter, add to or subtract from any provision of this Plan. Except as otherwise required by ERISA, the arbitrator's decision shall be final and binding on all parties to the maximum extent allowed by law. The arbitrator shall have no power to award any punitive, exemplary, consequential, or special damages, and under no circumstances shall an award contain any amount that in any way reflects any of such types of damages. Each party shall bear its own attorney's fees and costs of arbitration. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.



                                   ARTICLE VII
                             UNFUNDED NATURE OF PLAN


7.1      THE PLAN IS UNFUNDED

         The Plan is an "unfunded plan primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees," within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. The Employer shall not be required to segregate funds to pay Retirement Benefits and nothing in this Plan shall be construed as providing for such segregation. The Participant, his Beneficiary and any other person(s) having or claiming a right to payments hereunder or to any interest in this Plan shall have no funded, secured, or preferential right to payment hereunder, but rather shall rely solely on the unsecured promise of the Employer. Nothing herein shall be construed to give the Participant, his Beneficiary or any other person or persons any right, title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by the Employer or in which it may have any right, title or interest now or in the future; provided that the Participant or any Beneficiary shall have the right to enforce his claim against the Employer in the same manner as any unsecured creditor of the Employer. Each Participant, by participating hereunder, agrees to waive any priority creditor status for wage payments.

7.2      EMPLOYER'S RIGHT TO ESTABLISH TRUST FUND

         Notwithstanding Section 7.1, the Employer may, in its absolute discretion, establish a trust fund and contribute to such trust fund assets that shall be held therein, subject to the claims of the Employer's creditors in the event of the insolvency or bankruptcy of the Employer, until paid to Participants or Beneficiaries in accordance with the terms of the Plan. The Employer shall not establish any trust fund that would cause the Plan to fail to be an unfunded plan for purposes of Title I of ERISA.



                                  ARTICLE VIII
                         ADMINISTRATION; AMENDMENTS AND
                    TERMINATION; RIGHTS AGAINST THE EMPLOYER


8.1      ADMINISTRATION

                  (a) The Committee shall administer the Plan and shall have the full and absolute discretionary power and authority to construe and interpret the provisions of the Plan and to determine a Participant's eligibility for benefits hereunder.

                  (b) Any determination made by the Committee pursuant to the authority granted under subsection (a) shall be conclusive and binding on all Participants, Beneficiaries and any other person who at any time have, or claim to have, any interest whatsoever under this Plan.

                  (c) Pursuant to Section 401(a)(1) of ERISA, it is intended that the Plan and the administration thereof shall be exempt from Part 4 of Title I of ERISA. The Committee and the members thereof shall not be deemed to be fiduciaries within the meaning of Section 3(21) of ERISA, and shall not be subject to the terms of Part 4 of Title I of ERISA.

8.2      LIABILITY OF COMMITTEE; INDEMNIFICATION

         To the extent permitted by law, no member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan, unless attributable to his own gross negligence or willful misconduct. To the maximum extent required or permitted under applicable law, the Employer shall indemnify the members of the Committee against any and all claims, losses, damages, and expenses, including any amounts paid in settlement with the Committee's approval and any attorney's fees, arising from their action or failure to act.

8.3      AMENDMENT AND/OR TERMINATION

         The Employer reserves the right to alter, amend or terminate the Plan or any part hereof. Any such alteration, amendment or termination may be effected by resolution of the Board or Committee acting in accordance with the bylaws (or other applicable governing document) of the Employer, in such manner as the Board or Committee may determine and for any reason whatsoever. Any such amendment or termination shall become effective upon the date stated therein, with or without prior notice, and shall be binding upon all Participants and Beneficiaries.

8.4      RIGHTS AGAINST THE EMPLOYER

         The establishment of this Plan shall not be construed as giving to any Participant, Beneficiary or other person any legal, equitable or other rights (other than rights expressly granted by the provisions of the Plan) against the Employer, or its officers, directors, agents or shareholders, or as giving to any Participant or Beneficiary any equity or other interest in the assets or business of the Employer or in shares of Employer stock or giving any employee the right to be retained in the employment of the Employer. This Plan does not constitute a contract of employment and all Participants shall be subject to discharge to the same extent they would have been if this Plan had never been adopted.

8.5      EXPENSES

         The cost of this Plan and the expenses of administering the Plan shall be borne by the Employer.



                                   ARTICLE IX
                            GENERAL AND MISCELLANEOUS


9.1      SPENDTHRIFT CLAUSE

         Except as provided in a domestic relations order, no right, title or interest of any kind in the Plan shall be transferable or assignable by any Participant or Beneficiary or be subject to alienation, anticipation, encumbrance, garnishment, attachment, execution or levy of any kind, whether voluntary or involuntary, nor subject to the debts, contracts, liabilities, engagements, or torts of the Participant or Beneficiary. Any attempt to so alienate, anticipate, encumber, sell, transfer, assign, pledge, garnish, attach or otherwise subject to legal or equitable process or dispose of any interest in the Plan shall be void.

9.2      SEVERABILITY

         In the event that any provision of this Plan shall be declared illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan but shall be fully severable and this Plan shall be construed and enforced as if said illegal or invalid provision had never been a part of this Plan.

9.3      CONSTRUCTION

         The article and section headings are included only for convenience of reference and are not to be taken as limiting or extending the meaning of any of the terms and provisions of this Plan. Whenever appropriate, words used in the singular shall include the plural or the plural may be read as the singular. When used herein, the masculine gender includes the feminine gender.

9.4      GOVERNING LAW

         The validity and effect of this Plan and the rights and obligations of all persons affected hereby shall be construed and determined in accordance with the laws of the State of Arkansas, unless superseded by federal law.

9.5      SEPARATENESS OF PLAN

         Nothing in this Plan shall operate or be construed in any way to modify, amend or affect the terms and provisions of any other plan established or maintained by an Employer except as may otherwise be expressly provided.


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9.6      DISCLAIMER

         The Employer makes no representations, warranties, or assurances and assumes no responsibility as to the state or federal tax consequences of this Plan or participation herein.

9.7      RELEASE

         As a condition to making any payment under the Plan, or to giving effect to any designation of a Beneficiary or other election or other action under the Plan by any Participant or any other person, the Committee may require such consents or releases as it determines to be appropriate, and further may require any such designation, election or other action to be in writing, in a prescribed form and to be filed with the Committee in a manner prescribed by the Committee. In the event the Committee determines, in its discretion, that multiple conflicting claims may be made as to all or a part of the same benefit, the Committee may delay the making of any payment until such conflict or multiplicity of claims is resolved.

9.8      SUCCESSORS AND ASSIGNS

         The Plan shall be binding upon and shall inure to the benefit of the Employer, its successors, purchasers, and assigns, and all Participants, Beneficiaries and their heirs, executors, administrators, successors and assigns.

         IN WITNESS WHEREOF, Beverly Enterprises, Inc., hereby adopts the Plan as of the Effective Date set forth above.

ATTEST:                                    BEVERLY ENTERPRISES, INC.



                                           By:
------------------------------------          ----------------------------------

                                           Its:
                                               ---------------------------------



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